UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2019

Buckeye Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09356	23-2432497

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas		77046

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable
(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited partner units representing limited partnership interests	BPL	New York Stock Exchange

Item 7.01          Regulation FD Disclosure.

On October 21, 2019, Buckeye Partners, L.P. (the “Partnership” or “Buckeye”) issued a press release announcing that all regulatory approvals required to complete the acquisition of the Partnership by entities affiliated with the IFM Global Infrastructure Fund previously announced on May 10, 2019 (the “proposed merger”) have been received.  The merger agreement relating to the proposed merger and the transactions contemplated thereby were previously approved by the affirmative vote of the holders of a majority of the Partnership’s outstanding limited partner units on July 31, 2019.

The completion of the proposed merger is currently expected to occur prior to market opening on Friday, November 1, 2019, subject to the provisions of the merger agreement, including satisfaction or waiver of customary closing conditions.  As previously announced, upon completion of the proposed merger, the Partnership’s outstanding limited partner unitholders will receive $41.50 per unit.  In accordance with the terms of the merger agreement, if the completion of the proposed merger occurs on Friday, November 1, 2019 as currently expected, the Partnership’s general partner would not declare or pay a cash distribution for the quarter ended September 30, 2019.

For more information regarding the proposed merger, please see the Partnership’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2019 and July 31, 2019 and Schedule 14A filed with the SEC on June 25, 2019, as supplemented by the Partnership’s Current Report on Form 8-K filed with the SEC on July 22, 2019.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this report includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which Buckeye is subject, including those governing pipeline tariff rates and those that permit the treatment of Buckeye as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters; (iii) changes in the marketplace for Buckeye’s products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; (v) shutdowns or interruptions at Buckeye’s pipeline, terminalling, storage and processing assets or at the source points for the products Buckeye transports, stores or sells; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of Buckeye’s assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by Buckeye’s customers; (ix) Buckeye’s ability to successfully complete its organic growth projects and to realize the anticipated financial benefits; (x) Buckeye’s ability to integrate acquired assets with its existing assets and to realize anticipated cost savings and other efficiencies and benefits; (xi) the risk that the proposed merger with Hercules Intermediate Holdings LLC may not be completed in a timely manner or at all; (xii) the possibility that competing offers or acquisition proposals for Buckeye will be made; (xiii) the possibility that any of the various conditions to the consummation of the merger may not be satisfied or waived; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated May 10, 2019, between Hercules Intermediate Holdings LLC, Hercules Merger Sub LLC, Buckeye, Buckeye Pipe Line Services Company and Buckeye GP LLC (the “Merger Agreement”), including in circumstances which would require Buckeye to pay a termination fee or other expenses; (xv) the effect of the pendency of the transactions contemplated by the Merger Agreement on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xvi) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xvii) the risk that unitholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs to defend or resolve; (xviii) the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; and (xix) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations.

The forward-looking statements contained in this report speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this report and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report may not occur.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Press Release of Buckeye Partners, L.P., issued October 21, 2019

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Buckeye Partners, L.P., issued October 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,

its General Partner

By:	/s/ TODD J. RUSSO

Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated: October 21, 2019